Exhibit 24    Power of Attorney

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Roland Berger
Name:    Roland Berger
Title:       Director

Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ L. Denis Desautels
Name:    L. Denis Desautels
Title:       Director

Exhibit 24.3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ L. Yves Fortier
Name:    L. Yves Fortier
Title:       Director

Exhibit 24.4

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Jean-Paul Jacamon
Name:    Jean-Paul Jacamon
Title:       Director

Exhibit 24.5

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ William R. Loomis, Jr.
Name:    William R. Loomis, Jr.
Title:       Director

Exhibit 24.6

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Yves Mansion
Name:    Yves Mansion
Title:       Director

Exhibit 24.7

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Christine Morin-Postel
Name:    Christine Morin-Postel
Title:       Director

Exhibit 24.8

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Guy Saint-Pierre
Name:    Guy Saint-Pierre
Title:       Director

Exhibit 24.9

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ H. Onno Ruding
Name:    H. Onno Ruding
Title:       Director

Exhibit 24.10

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Gerhard Schulmeyer
Name:    Gerhard Schulmeyer
Title:       Director

Exhibit 24.11

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Paul M. Tellier
Name:    Paul M. Tellier
Title:       Director

Exhibit 24.12

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, ALCAN INC., a Canadian corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the ''Registration Statement'') with respect to the registration of Common Shares of Alcan issuable pursuant to the Thrift and Deferred Compensation Plan for the Employees of Packaging Puerto Rico, Inc.

WHEREAS, the undersigned is a Director of the Corporation as indicated below;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington, Pierre D. Chenard and David McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments), and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September 2005.

Signed:   /s/ Milton K. Wong
Name:    Milton K. Wong
Title:       Director